Exhibit 99.1

Supplemental Operating and Financial Data
For the Quarter Ending September 30, 2008

Third Quarter 2008

Franklin Street Properties Corp.
401 Edgewater Place
Suite 200
Wakefield, MA 01880
781-557-1300
www.franklinstreetproperties.com

Franklin Street Properties Corp. Third Quarter 2008

Table of Contents
Third Quarter 2008

Company Overview	pg 3

Key Financial Data
Financial Highlights	pg 6
Management’s Key Operating Measures	pg 7
EPS, FFO, GOS and FFO+GOS	pg 8
Income Statements	pg 9
Balance Sheet	pg 10
Cash Flow Statements	pg 11
Segment Information	pg 12
Cash and GAAP NOI	pg 13
Capital Analysis	pg 14
Capital Expenditures	pg 14

Portfolio Overview
Property by Form of FSP Participation	pg 15
Regional Analysis, Map	pg 16
Owned Property List	pg 17

Tenant Analysis
Twenty Largest Tenants, Industry Profile	pg 18
Lease Expirations by Square Feet	pg 19

Transactional Drivers
Acquisition and Disposition Detail	pg 20
Investment Banking Performance	pg 21

FFO and FFO+GOS Reconciliations and Definitions	pg 22

NOI Reconciliation	pg 23

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal security laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Franklin Street Properties Corp. Third Quarter 2008

Company Overview

Overview
Franklin Street Properties Corp. (“FSP”) (NYSE Alternext US: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business
FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy
FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to stockholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage to date. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company has recently adjusted its strategy and plans to employ modest leverage to accelerate its growth and capitalize on current market conditions and opportunities. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of September 30, 2008)

Corporate Headquarters	Wakefield, MA
Fiscal Year-End	December 31
Total Properties	27
Total Square Feet	5.2 million
Common Shares Outstanding	70.5 million
Quarterly Dividend	$0.19
Dividend Yield	5.8%
Total Market Capitalization	$916.2 million
Insider Holdings	16%

Franklin Street Properties Corp. Third Quarter 2008

Company Overview

Structure of the Company
FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy
FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and FSP’s investment banking business.

Board of Directors and Management

George J. Carter	Georgia Murray
President, Chief Executive Officer	Director
Chairman of the Board	Chair, Compensation Committee
Member, Audit Committee
Barbara J. Fournier
Executive Vice President, Chief Operating Officer,	Barry Silverstein
Treasurer, Secretary and Director	Director
Member, Audit Committee
Janet Notopoulos	Member, Compensation Committee
Executive Vice President and Director
John G. Demeritt
John N. Burke	Executive Vice President and
Director	Chief Financial Officer
Chair, Audit Committee
Member, Compensation Committee	Scott H. Carter
Executive Vice President, General Counsel
Dennis J. McGillicuddy	and Assistant Secretary
Director
Member, Audit Committee
Member, Compensation Committee

Franklin Street Properties Corp. Third Quarter 2008

Company Overview

Corporate Headquarters	Trading Symbol	Inquires
401 Edgewater Place, Suite 200	Stock Exchange Listing:	Inquires should be directed to
Wakefield, MA 01880	NYSE Alternext US	Donna Brownell, VP Investor Relations
(t) 781-557-1300	Symbol: FSP	781-557-1308 or
(f) 781-246-2807		dbrownell@franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Alternext US: FSP)

	For the Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
High Price	14.80	16.09	15.38	18.52	18.18
Low Price	11.25	12.50	11.50	14.45	14.74
Closing Price, at the end of the quarter	13.00	12.64	14.32	14.80	17.25
Dividends paid per share – quarterly	0.19	0.31	0.31	0.31	0.31
Closing dividend yield – annualized	5.8%	9.8%	8.7%	8.4%	7.2%
Common shares outstanding (millions)	70.48	70.48	70.48	70.48	70.48

Timing

Quarterly results are expected to be announced according to the following schedule:

First Quarter:	Late April	Third Quarter:	Early November
Second Quarter:	Early August	Fourth Quarter:	Late February

Franklin Street Properties Corp. Third Quarter 2008

Financial Highlights
(in thousands, except per share data)

	Twelve Months Ended		Three Months Ended

	12/31/07	12/31/06	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Income Items:
Revenue:
Rental	$100,961	$83,147	$27,927	$27,700	$26,656	$25,851	$27,109
Related party revenue	25,914	24,038	984	6,818	934	6,202	2,788
Other	118	60	13	19	20	34	37
Total revenue	126,993	107,245	28,924	34,537	27,610	32,087	29,934

Total expenses	92,153	68,709	22,658	24,538	21,695	23,185	23,321

Income before interest income, equity in earnings (losses) in non-consolidated REITs and taxes	34,840	38,536	6,266	9,999	5,915	8,902	6,613
Interest income	2,377	2,998	177	176	303	514	650
Equity in earnings (losses) in non-consolidated REITs	(464)	845	679	694	793	147	147

Income before taxes	36,753	42,379	7,122	10,869	7,011	9,563	7,410
Income tax expense (benefit)	647	839	(297)	335	(375)	359	(206)

Income from continuing operations	36,106	41,540	7,419	10,534	7,386	9,204	7,616
Income from discontinued operations	1,190	7,951	-	-	-	(70)	(72)
Gain on sale of assets	23,789	61,438	-	-	-	257	1,942

Net income	$61,085	$110,929	$7,419	$10,534	$7,386	$9,391	$9,486

FFO+GOS*:
FFO	$75,049	$81,278	$17,084	$20,283	$15,637	$18,572	$16,922
GOS	23,789	61,438	-	-	-	257	1,942
FFO+GOS	$98,838	$142,716	$17,084	$20,283	$15,637	$18,829	$18,864

Per Share Data:
EPS	$0.86	$1.65	$0.11	$0.15	$0.10	$0.13	$0.13
FFO	1.06	1.21	0.24	0.29	0.22	0.27	0.24
GOS	0.34	0.91	-	-	-	-	0.03
FFO+GOS	1.40	2.13	0.24	0.29	0.22	0.27	0.27

Weighted Average Shares (diluted)	70,651	67,159	70,481	70,481	70,481	70,481	70,596

Balance Sheet Items:
Real estate, net	$790,319	$739,886	$812,438	$815,710	$787,398	$790,319	$803,780
Other assets, net	213,147	215,431	184,622	186,647	196,664	213,147	230,813
Total assets, net	1,003,466	955,317	997,060	1,002,357	984,062	1,003,466	1,034,593
Total liabilities, net	112,848	33,355	138,192	137,517	107,907	112,848	131,517
Shareholders' equity	890,618	921,962	858,868	864,840	876,155	890,618	903,076

* See page 22 for a reconciliation of Net Income to FFO and FFO+GOS and definitions of FFO and FFO+GOS

Franklin Street Properties Corp. Third Quarter 2008

Management’s Key Operating Measures

* See page 22 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and definitions of FFO and FFO+GOS (Total Profits)

Franklin Street Properties Corp. Third Quarter 2008

EPS, FFO, GOS and FFO+GOS*

*See page 22 for a reconciliation of Net Income to FFO and FFO+GOS and definitions of FFO and FFO+GOS

Franklin Street Properties Corp. Third Quarter 2008

Condensed Consolidated Income Statements
($ in thousands, except per share amounts)

	Twelve Months Ended		Three Months Ended
	12/31/07	12/31/06	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Revenue:
Rental	$100,961	$83,147	$27,927	$27,700	$26,656	$25,851	$27,109
Related party revenue:
Syndication fees	8,986	10,693	304	3,257	205	1,896	687
Transaction fees	9,898	11,262	300	3,138	168	2,452	604
Management fees and interest income from loans	7,030	2,083	380	423	561	1,854	1,497
Other	118	60	13	19	20	34	37
Total revenue	126,993	107,245	28,924	34,537	27,610	32,087	29,934

Expenses:
Real estate operating expenses	26,171	19,045	7,159	7,116	6,698	7,145	7,151
Real estate taxes and insurance	16,761	12,282	4,590	4,505	4,279	4,046	4,398
Depreciation and amortization	29,334	20,893	7,666	7,591	7,359	7,624	7,756
Selling, general and administrative	7,466	8,518	1,927	2,621	2,009	-	1,787
Commissions	4,737	5,522	208	1,654	158	1,017	406
Interest	7,684	2,449	1,108	1,051	1,192	1,563	1,823
Total expenses	92,153	68,709	22,658	24,538	21,695	23,185	23,321

Income before interest income, equity in earnings (losses) of non-consolidated REITs and taxes	34,840	38,536	6,266	9,999	5,915	8,902	6,613
Interest income	2,377	2,998	177	176	303	514	650
Equity in earnings (losses) of non-consolidated REITs	(464)	845	679	694	793	147	147

	36,753	42,379	7,122	10,869	7,011	9,563	7,410
Income tax expense (benefit)	647	839	(297)	335	(375)	359	(206)

Income from continuing operations	36,106	41,540	7,419	10,534	7,386	9,204	7,616
Income from discontinued operations	1,190	7,951	-	-	-	(70)	(72)
Gain on sale of assets	23,789	61,438	-	-	-	257	1,942

Net income	$61,085	$110,929	$7,419	$10,534	$7,386	$9,391	$9,486

Weighted average number of shares outstanding, basic and diluted	70,651	67,159	70,481	70,481	70,481	70,481	70,596

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.51	$0.62	$0.11	$0.15	$0.10	$0.13	$0.11
Discontinued operations	0.01	0.12	-	-	-		-
Gains on sales of assets	0.34	0.91	-	-	-	-	0.02
Net income per share, basic and diluted	$0.86	$1.65	$0.11	$0.15	$0.10	$0.13	$0.13

Franklin Street Properties Corp. Third Quarter 2008

Condensed Consolidated Balance Sheet
(in thousands)

	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2007
Assets:
Real estate assets:
Land	$100,440	$100,440	$99,140	$99,140
Buildings and improvements	780,276	778,107	745,488	743,027
Fixtures and equipment	301	219	219	212
	881,017	878,766	844,847	842,379
Less accumulated depreciation	68,579	63,056	57,449	52,060
Real estate assets, net	812,438	815,710	787,398	790,319

Acquired real estate leases, net	28,024	30,905	30,826	33,695
Investment in non-consolidated REITs	83,896	84,609	86,235	85,663
Assets held for syndication, net	13,335	14,039	24,593	26,310
Cash and cash equivalents	34,527	34,386	32,227	46,988
Restricted cash	336	336	336	336
Tenant rent receivables, net	1,174	989	1,694	1,472
Straight-line rent receivable, net	8,255	7,894	7,638	7,387
Prepaid expenses	2,922	1,061	1,654	1,395
Other assets	1,475	1,588	1,540	406
Office computers and furniture, net	313	331	340	309
Deferred leasing commissions, net	10,365	10,509	9,581	9,186
Total assets	$997,060	$1,002,357	$984,062	$1,003,466

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$105,118	$109,995	$84,750	$84,750
Accounts payable and accrued expenses	24,945	18,984	16,633	20,255
Accrued compensation	1,652	1,845	415	1,564
Tenant security deposits	1,823	1,810	1,923	1,874
Acquired unfavorable real estate leases, net	4,654	4,883	4,186	4,405
Total liabilities	138,192	137,517	107,907	112,848

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-
Common stock	7	7	7	7
Additional paid-in capital	889,019	889,019	889,019	889,019
Earnings (distributions) in excess of accumulated earnings/distributions	(30,158)	(24,186)	(12,871)	1,592
Total stockholders’ equity	858,868	864,840	876,155	890,618
Total liabilities and stockholders’ equity	$997,060	$1,002,357	$984,062	$1,003,466

Franklin Street Properties Corp. Third Quarter 2008

Condensed Consolidated Statement of Cash Flows
(in thousands)

	Nine Months ended September 30		Twelve Months ended December 31

	2008	2007	2007	2006

Cash flows from operating activities:
Net income	$25,340	$51,694	$61,085	$110,929
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	-	(23,532)	(23,789)	(61,438)
Depreciation and amortization expense	22,649	22,818	30,563	24,951
Amortization of above market lease	3,376	3,706	4,948	7,138
Equity in earnings (losses) from non-consolidated REITs	(2,167)	619	472	(1,043)
Distributions from non-consolidated REITs	3,838	1,199	1,806	783
Increase in bad debt reserve	79	-	(3)	83
Shares issued as compensation	-	-	-	-
Changes in operating assets and liabilities:
Restricted cash	-	425	425	(300)
Tenant rent receivables, net	219	1,053	971	(1,076)
Straight-line rents, net	(854)	(2,924)	(3,359)	(1,334)
Prepaid expenses and other assets, net	(1,474)	(717)	374	(327)
Accounts payable and accrued expenses	3,862	572	1,884	1,174
Accrued compensation	88	(1,273)	(1,079)	752
Tenant security deposits	(51)	179	130	451
Payment of deferred leasing commissions	2,434	(2,905)	(4,314)	(5,880)

Net cash provided by operating activities	52,471	50,914	70,114	74,863

Cash flows from investing activities:
Cash acquired through issuance of common stock in merger transaction	-	-	-	13,849
Purchase of real estate assets, office computers and furniture, capitalized merger costs	(37,214)	(75,887)	(77,894)	(159,351)
Purchase of acquired favorable and unfavorable leases	(2,067)	(3,726)	(3,726)	(6,801)
Investment in non-consolidated REITs	(10)	(18)	(82,831)	(4,137)
Investment in loan receivable	(1,125)	-	-	-
Redemption of certificate of deposit	-	5,143	5,143	(5,143)
Merger costs paid	-	-	-	(838)
Changes in deposits on real estate assets	-	-	-	(4,300)
Investment in assets held for syndication, net	12,235	(112,618)	(22,093)	-
Proceeds received on sales of real estate assets	-	85,673	93,102	173,183

Net cash used in investing activities	(28,181)	101,433	(85,299)	6,462

Cash flows from financing activities:
Distributions to stockholders	(57,089)	(65,813)	(87,662)	(80,948)
Purchase of treasury shares	-	(4,767)	(4,767)	-
Offering costs	-	-	-	(119)
Borrowings (repayments) under bank note payable, net	20,368	104,550	84,750	-
Deferred financing costs	(30)	(7)	(121)	-

Net cash (used in) provided by financing activities	(36,751)	33,963	(7,800)	(81,067)

Net increase (decrease) in cash and cash equivalents	(12,461)	(16,556)	(22,985)	258

Cash and cash equivalents, beginning of period	46,988	69,973	69,973	69,715

Cash and cash equivalents, end of period	$34,527	$53,417	$46,988	$69,973

Franklin Street Properties Corp. Third Quarter 2008

Segment Information*
($ in thousands except per share amounts)

	Three Months Ended September 30, 2008			Three Months Ended September 30, 2007			Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007
	Real Estate	Investment Banking	Total	Real Estate	Investment Banking	Total	Real Estate	Investment Banking	Total	Real Estate	Investment Banking	Total
Revenue:
Rental Income	$27,927	$-	$27,927	$27,109	$-	$27,109	$82,283	$-	$82,283	$75,109	$-	$75,109
Syndication Fees	-	304	304	-	687	687	-	3,766	3,766	-	7,090	7,090
Transaction Fees	-	300	300	-	604	604	-	3,606	3,606	-	7,446	7,446
Management Fees & Interest Income	380	-	380	1,497	-	1,497	1,364	-	1,364	5,176	-	5,176
Other Income	13	-	13	2	35	37	52	-	52	49	35	84
Total Revenue	28,320	604	28,924	28,608	1,326	29,934	83,699	7,372	91,071	80,334	14,571	94,906

Expenses
Rental Operating Expenses	7,159	-	7,159	7,151	-	7,151	20,973	-	20,973	19,026	-	19,026
Real Estate Taxes and Insurance	4,590	-	4,590	4,398	-	4,398	13,374	-	13,374	12,490	-	12,490
Depreciaton and Amortization	7,628	37	7,665	7,726	30	7,756	22,510	106	22,616	21,619	91	21,710
Selling, general and administrative	945	982	1,927	800	987	1,787	3,375	3,183	6,558	2,598	3,077	5,675
Commissions and Broker Expenses	(1)	209	208	-	406	406	-	2,020	2,020	-	3,720	3,720
Interest & Commitment Fees	1,108	-	1,108	1,823	-	1,823	3,351	-	3,351	6,121	-	6,121
Total Expenses	21,429	1,228	22,657	21,898	1,423	23,321	63,583	5,309	68,892	61,854	6,888	68,742

Income before Equity, Interest and Taxes	6,890	(624)	6,266	6,710	(98)	6,612	20,115	2,064	22,179	18,481	7,683	26,164
Interest Income	167	10	177	634	16	650	629	28	657	1,818	45	1,863
Equity Income SAR's	680	-	680	147	-	147	2,167	-	2,167	(611)	-	(611)
Income before Taxes	7,737	(614)	7,123	7,491	(81)	7,409	22,911	2,092	25,003	19,689	7,728	27,417
Income Taxes	64	(361)	(297)	55	(261)	(207)	182	(519)	(337)	162	352	514
Income from continuing operations	7,673	(253)	7,420	7,436	180	7,616	22,729	2,611	25,340	19,527	7,376	26,903
Income from discontinued operations	-	-	-	(72)	-	(72)	-	-	-	1,259	-	1,259
Gain on sale of assets	-	-	-	1,942	-	1,942	-	-	-	23,532	-	23,532
Net Income	$7,673	$(253)	$7,420	$9,306	$180	$9,486	$22,729	$2,611	$25,340	$44,318	$7,376	$51,694

Funds from Operations (FFO)*
Net income	$7,673	$(253)	$7,420	$9,306	$180	$9,486	$22,729	$2,611	$25,340	$44,318	$7,376	$51,694
Gain on sale of assets, net	-	-	-	(1,942)	-	(1,942)	-	-	-	(23,532)	-	(23,532)
Equity in income of SARs	(680)	-	(680)	(106)	-	(106)	(2,167)	-	(2,167)	619	-	619
Cash received from SARs	1,561	-	1,561	476	-	476	3,838	-	3,838	1,199	-	1,199
Depreciation and amortization	8,747	37	8,784	8,977	30	9,007	25,888	106	25,994	26,405	91	26,496
Funds From Operations (FFO)*	17,301	(216)	17,085	16,712	210	16,922	50,288	2,717	53,005	49,009	7,467	56,476

EPS	$0.11	$(0.00)	$0.11	$0.13	$0.00	$0.13	$0.32	$0.04	$0.36	$0.63	$0.10	$0.73
FFO per Share*	$0.25	$(0.00)	$0.24	$0.24	$0.00	$0.24	$0.71	$0.04	$0.75	$0.69	$0.11	$0.80

Weighted Average Shares			70,481			70,596			70,481			70,709

*See page 22 for a reconciliation of Net Income to FFO and FFO+GOS and definitions of FFO and FFO+GOS

Franklin Street Properties Corp. Third Quarter 2008

Cash and GAAP NOI*
(in thousands)

Property NOI Cash

			Three Months Ended			Nine Months Ended	Three Months Ended				Twelve Months Ended

Region	Division	S.F.	3/31/08	6/30/08	9/30/08	9/30/08	3/31/07	6/30/07	9/30/07	12/31/07	2007 Total

Eastern	Mideast	1,028	$3,321	$3,230	$3,059	$9,610	$2,000	$2,324	$3,191	$3,047	$10,562

Midwest	East North Central	597	1,536	1,443	1,400	4,379	1,446	1,355	1,405	1,617	5,823
	West North Central	349	1,132	1,228	1,381	3,741	1,077	1,083	1,115	1,125	4,400
		946	2,668	2,671	2,781	8,120	2,523	2,438	2,520	2,742	10,223

South	Southeast	600	2,403	2,507	2,370	7,280	2,365	2,399	2,428	2,406	9,598
	Southwest	1,489	4,574	4,850	4,954	14,378	4,343	3,881	3,842	4,465	16,531
		2,089	6,977	7,357	7,324	21,658	6,708	6,280	6,270	6,871	26,129

West	Mountain	792	2,996	2,969	3,019	8,984	2,173	2,356	2,770	2,389	9,688
	Pacific	299	322	359	313	994	(72)	(64)	(56)	(38)	(230)
		1,091	3,318	3,328	3,332	9,978	2,101	2,292	2,714	2,351	9,458

Total		5,154	$16,284	$16,586	$16,496	$49,366	$13,332	$13,334	$14,695	$15,011	$56,372

Property NOI GAAP

			Three Months Ended			Nine Months Ended	Three Months Ended				Twelve Months Ended

Region	Division	S.F.	3/31/08	6/30/08	9/30/08	9/30/08	3/31/07	6/30/07	9/30/07	12/31/07	2007 Total

Eastern	Mideast	1,028	$3,339	$3,289	$3,131	$9,759	$2,089	$2,334	$3,289	$3,139	$10,851

Midwest	East North Central	597	1,619	1,479	1,496	4,594	1,562	1,501	1,520	1,725	6,308
	West North Central	349	1,043	1,157	1,279	3,479	952	981	1,157	1,148	4,238
		946	2,662	2,636	2,775	8,073	2,514	2,482	2,677	2,873	10,546

South	Southeast	600	2,342	2,410	2,263	7,015	2,622	2,637	2,621	2,284	10,164
	Southwest	1,489	4,708	4,933	5,095	14,736	4,797	4,096	4,008	4,574	17,475
		2,089	7,050	7,343	7,358	21,751	7,419	6,733	6,629	6,858	27,639

West	Mountain	792	3,139	3,190	3,231	9,560	2,549	2,613	2,952	2,542	10,656
	Pacific	299	345	385	347	1,077	(68)	(47)	(14)	(22)	(151)
		1,091	3,484	3,755	3,578	10,637	2,481	2,566	2,938	2,520	10,504

Total		5,154	$16,535	$16,843	$16,842	$50,220	$14,503	$14,115	$15,533	$15,390	$59,541

*See page 23 for a reconciliation of Net Income to NOI.

Franklin Street Properties Corp. Third Quarter 2008

Capital Analysis and Capital Expenditures
(in thousands, except per share amounts)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Market Data:
Shares Outstanding	70,481	70,481	70,481	70,481	70,481
Closing market price per share	$13.00	$12.64	$14.32	$14.80	$17.25
Market capitalization	$916,249	$890,876	$1,009,284	$1,043,114	$1,215,792

Dividend Data:
Total dividends paid	$13,391	$21,849	$21,849	$21,849	$21,938
Common dividend per share	$0.19	$0.31	$0.31	$0.31	$0.31
Quarterly dividend as a % of FFO*	78.4%	107.7%	139.7%	117.6%	129.7%

Liquidity:
Cash and cash equivalents	$34,527	$34,386	$32,227	$46,988	$53,417
Revolving credit facilities:
Gross potential available under current credit facilities	250,000	250,000	250,000	250,000	150,000
Less:
Outstanding balance	(105,118)	(109,955)	(84,750)	(84,750)	(104,550)
Total Liquidity	$179,409	$174,431	$197,477	$212,238	$98,867

Owned Property Capital Expenditures
Tenant Improvement Costs and Leasing Commissions

	Twelve Months Ended		Three Months Ended
	12/31/07	12/31/06	9/30/08	6/30/08	3/31/08	12/31/07
Tenant improvements	$6,596	$13,471	$1,667	$560	$2,337	$998
Deferred leasing costs	4,314	5,881	305	1,313	817	1,409
Building improvements	4,504	1,308	740	372	197	908
Increase to investments in building	-	1,220	-	-	-	-
Total	$15,414	$21,880	$2,712	$2,245	$3,351	$3,315

Franklin Street Properties Corp. Third Quarter 2008

Portfolio Overview

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Owned portfolio of commercial real estate:
Number of properties	27	27	26	26	27
Square feet	5,153,737	5,153,396	4,997,128	4,998,280	5,066,813
Leased percentage	93%	93%	93%	93%	91%

Investments in non-consolidated commercial real estate:
Number of properties	2	2	3	3	3
Square feet	1,461,224	1,459,420	1,615,395	1,614,380	1,614,267
Leased percentage	79%	78%	80%	92%	90%

Single Asset REITs (SARs) managed:
Number of properties	10	10	9	9	9
Square feet	2,683,105	2,682,931	2,682,770	2,682,770	2,341,274
Leased percentage	92%	93%	93%	92%	89%

Total owned, investments and managed properties:
Number of properties	39	39	38	38	39
Square feet	9,298,066	9,295,747	9,295,293	9,295,430	9,022,354
Leased percentage	90%	91%	91%	93%	90%

Franklin Street Properties Corp. Third Quarter 2008

Portfolio Overview
(as of September 30, 2008)

Owned:
Name	City	State	Region	S.F.
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Meadow Point	Chantilly	VA	East	134,850
Innsbrook	Glen Allen	VA	East	297,789
East Baltimore	Baltimore	MD	East	325,298
Bollman Place (1)	Savage	MD	East	98,745
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,312
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Park Ten LP	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	199,077
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951

Total				5,153,737

Managed:
Name	City	State	Region	S.F.
1441 Main Street	Columbia	SC	East	267,549
303 East Wacker Drive	Chicago	IL	MidWest	842,717
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	532,371
Satellite Place	Duluth	GA	South	132,866
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	618,507
Highland Place I	Centennial	CO	West	137,768

Total (2)				4,144,329

(1) Industrial property, all others are office properties
(2) Excludes property under construction in Broomfield, Co of approximately 285,000 square feet

Properties by Division/Region
($ in thousands)
				NBV (1)	% Leased
	# of Properties	Square Feet	% of Portfolio	9/30/2008	9/30/2008

East Region Total	6	1,028,444	20.0	$140,263	97.56
East North Central Division	3	596,604	11.6	84,624	95.02
West North Central	2	349,078	6.8	56,832	100.00
Midwest Region Total	5	945,682	18.4	141,456	97.00
Southeast	2	599,886	11.6	127,443	94.69
Southwest	7	1,488,969	28.9	235,445	91.22
South Region Total	9	2,088,855	40.5	362,888	92.21
Mountain	4	791,507	15.4	131,340	95.64
Pacific	3	299,249	5.8	36,490	57.24
West Region Total	7	1,090,756	21.2	167,830	85.10

Grand Total	27	5,153,737	100	812,438	92.63

(1) NBV is for real estate assets, excluding intangibles

Franklin Street Properties Corp. Third Quarter 2008

Owned Portfolio Property List

(in thousands)						NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	9/30/08	9/30/08

West	Pacific	Hillview Center	Milpitas	CA	36	$ 4,336	100.0%
West	Pacific	Montague Business Center	San Jose	CA	146	17,081	81.1%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	111	12,510	94.3%
West	Mountain	380 Interlocken	Broomfield	CO	240	43,673	88.3%
West	Mountain	Greenwood Plaza	Englewood	CO	199	30,526	100.0%
West	Mountain	390 Interlocken	Broomfield	CO	242	44,631	100.0%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	49,572	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	77,872	91.8%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	31,728	100.0%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	37,622	98.2%
East	Mideast	East Baltimore	Baltimore	MD	325	58,027	96.1%
East	Mideast	Bollman Place	Savage	MD	99	5,172	100.0%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	15,274	87.9%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	37,617	100.0%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	19,215	100.0%
East	Mideast	Park Seneca	Charlotte	NC	110	7,956	88.8%
East	Mideast	Forest Park	Charlotte	NC	62	6,477	100.0%
South	Southwest	Willow Bend Office Center	Plano	TX	117	18,206	61.2%
South	Southwest	Park Ten LP	Houston	TX	156	19,444	91.6%
South	Southwest	Addison Circle	Addison	TX	294	49,267	89.5%
South	Southwest	Collins Crossing	Richardson	TX	299	44,348	100.0%
South	Southwest	Eldridge Green	Houston	TX	248	45,032	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	32,698	97.8%
South	Southwest	Liberty Plaza	Addison	TX	219	26,450	82.5%
East	Mideast	Meadow Point	Chantilly	VA	135	18,959	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	298	43,672	100.0%
West	Pacific	Federal Way	Federal Way	WA	117	15,073	14.2%
					5,154	$ 812,438	92.60%
(1) NBV is for real estate assets, excluding intangibles

Franklin Street Properties Corp. Third Quarter 2008

Twenty Largest Tenants
(as of September 30, 2008)

	Tenant Name	Type of Industry	Square Feet	% of Total Sq. Feet

1	Capital One Services, Inc.*	Financial Services/Credit card/Finance	297,789	6.0%
2	Citgo Petroleum Corporation	Oil and Gas	248,399	5.0%
3	Tektronix Texas, LLC	Systems Technology	241,372	4.8%
4	Burger King Corporation	Restaurant/Food	212,619	4.3%
5	New Era of Networks, Inc. (Sybase)	Technology	199,077	4.0%
6	Citigroup Credit Services, Inc.**	Banking/Credit Card/Finance	176,848	3.5%
7	RGA Reinsurance Company	Reinsurance	171,120	3.4%
8	International Business Machines Corp.	Computer Consulting	138,033	2.8%
9	Murphy Exploration & Production Company	Crude Oil and Natural Gas Exploration	133,786	2.7%
10	CACI Technologies, Inc.	Defense Consulting	132,896	2.7%
11	Maines Paper and Food Service, Inc.	Food Distribution	98,745	2.0%
12	Jones Lang Lasalle	Real Estate Services	92,827	1.9%
13	AMDOCS, Inc.	Telephone Technology	91,928	1.8%
14	Ober Kaler Grimes	Law Firm	90,811	1.8%
15	County of Santa Clara	Executive Legislature and General Government	90,467	1.8%
16	Vail Corp, dba Vail Resorts	Ski Area Operator	83,620	1.7%
17	Corporate Holdings, LLC	Real Estate Holding Company	81,818	1.6%
18	Technip-Coflexip USA Holdings, Inc.	Oil Engineering/Construction Services	79,496	1.6%
19	Noble Royalties, Inc.	Oil Royalty Traders	78,344	1.6%
20	Cooley Godward LLP	Law Firm	72,850	1.5%
		Total Square Footage	2,812,845	56.3%

*   Capital One sublet all of its space to LandAmerica Financial Group until 2009, and LandAmerica has a direct lease thereafter until 2016. LandAmerica provides title insurance and other financial products.
**  The lease with Citicorp Credit Services, Inc. is guaranteed by Citigroup.

Franklin Street Properties Corp. Third Quarter 2008

Commercial Portfolio Lease Expirations by Square Feet
(as of September 30, 2008)

Year	Total Square Feet	% of Square Feet Commercial

2008	91,653	1.8%
2009	555,808	10.8%
2010	770,393	15.0%
2011	372,518	7.2%
2012	748,427	14.5%
2013	346,513	6.7%
2014	476,093	9.2%
2015	146,487	2.8%
2016	744,255	14.4%
2017	160,794	3.1%
2018	276,844	5.5%
2019	83,620	1.6%
Vacant 9/30/08	380,332	7.4%

Total Commercial	5,153,737	100.0%

Franklin Street Properties Corp. Third Quarter 2008

Acquisition and Disposition Detail
($ in thousands)

Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price
2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	$35,079

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

2006
Liberty Plaza	TX/South	Office	218,934	2/24/06	26,472
Innsbrook	VA/East	Office	297,789	5/1/05	48,240
380 Interlocken	CO/West	Office	240,184	5/1/06	47,587
Blue Lagoon Drive	FL/South	Office	212,619	5/1/06	56,051
Eldridge Green	TX/South	Office	248,399	5/1/06	53,435
Willow Bend Office Center	TX/South	Office	116,622	5/1/06	19,713
One Overton Place	GA/South	Office	387,267	6/27/06	85,284
390 Interlocken	CO/West	Office	241,516	12/21/06	46,459

2005
Greenwood Plaza	CO/West	Office	199,077	2/24/05	44,116
Addison Circle	TX/South	Office	293,787	5/1/05	56,295
Royal Ridge	GA	Office	161,366	5/1/05	27,391
Collins Crossing	TX/South	Office	298,766	5/1/05	53,667
Montague Business Center	CA/West	Office	145,951	5/1/05	20,147
River Crossing	IN/Midwest	Office	205,059	7/6/05	42,016

Dispositions:
				Date	Net Sales	Gain (Loss)
2007	State/Region	Property Type	Square Feet	Acquired	Proceeds	on Sale
Piedmont Center	SC/East	Office	144,029	1/31/07	$5,830	($4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

2006
Merrywood Apartments	TX/South	Apt	231,363	5/24/06	18,204	2,373
Santa Clara	CA/West	Office	40,280	5/31/06	8,188	1,557
Fair Lakes	VA/East	Office	210,613	5/31/06	61,412	24,240
One Technology Drive	MA/East	Industrial	188,000	8/10/06	15,995	6,366
Plaza Ridge	VA/East	Office	158,016	11/16/06	58,022	27,941
North Andover Office Park	MA/East	Office	92,913	11/21/06	11,362	3,810

2005
Blue Ravine	CA/West	Office	47,058	7/13/05	4,764	(1,124)
Silverside Plantation	LA/South	Apt	223,812	9/19/05	22,280	7,265
Gateway Crossing	MD/East	Office	188,819	9/20/05	25,949	6,807
Essex Lane Associates	TX/South	Apt	118,798	10/5/05	13,752	5,112
Gael Apartments	TX/South	Apt	187,338	10/5/05	22,715	5,151
Telecom Business Center	CA/West	Office	101,726	12/8/05	22,570	6,943

Franklin Street Properties Corp. Third Quarter 2008

Investment Banking Performance

Franklin Street Properties Corp. Third Quarter 2008

FFO and FFO+GOS Reconciliations and Definitions
(in thousands except per share amounts)

	Twelve Months Ended		Three Months Ended
	12/31/07	12/31/06	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Net Income	$61,085	$110,929	$7,419	$10,534	$7,386	$9,391	$9,486
(Gain) Loss on sale of properties	(23,789)	(61,438)	-	-	-	(257)	(1,942)
GAAP (income) loss from non-consolidated REITs	472	(1,043)	(680)	(694)	(793)	(148)	(105)
Distributions from non-consolidated REITs	1,806	783	1,561	1,731	546	607	476
Depreciation of real estate & intangible amortization	35,475	32,047	8,784	8,712	8,498	8,979	9,007
Funds from Operations (FFO)	75,049	81,278	17,084	20,283	15,637	18,572	16,922
Plus gains on sales of properties (GOS)	23,789	61,438	-	-	-	257	1,942
FFO+GOS (Total Profits)	$98,838	$142,716	$17,084	$20,283	$15,637	$18,829	$18,864

Per Share Data:
EPS	$0.86	$1.65	$0.11	$0.15	$0.10	$0.13	$0.13
FFO	1.06	1.21	0.24	0.29	0.22	0.27	0.24
GOS	0.34	0.91	-	-	-	-	0.03
FFO+GOS	1.40	2.13	0.24	0.29	0.22	0.27	0.27

Weighted Average Shares (basic and diluted)	70,651	67,159	70,481	70,481	70,481	70,481	70,596

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)
The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS or Total Profits*”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders.  The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.  The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define these terms in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

Franklin Street Properties Corp. Third Quarter 2008

Reconciliation of Net Income to NOI
(in thousands)

				Nine Months					2007
	31-Mar-08	30-Jun-08	30-Sep-08	30-Sep-08	31-Mar-07	30-Jun-07	30-Sep-07	31-Dec-07	Total
Property NOI Reconciliation
Net Income	$7,386	$10,535	$7,420	$25,340	$9,732	$32,476	$9,486	$9,391	$61,085
Add (deduct):	-	-	-
Investment banking segment net income	488	(3,352)	253	(2,611)	(3,184)	(4,012)	(180)	(2,063)	(9,439)
Management fees (before elimination)	(545)	(533)	(549)	(1,627)	(610)	(490)	(438)	(586)	(2,124)
Depreciation and Amortization	7,326	7,556	7,628	22,510	7,147	6,747	7,726	7,581	29,200
Amortization of favorable leases	1,139	1,120	1,118	3,378	1,271	1,173	1,137	1,242	4,823
Selling, general and administrative	895	1,534	945	3,375	857	941	800	841	3,440
Interest expense	1,192	1,051	1,108	3,351	2,676	1,622	1,823	1,563	7,684
Interest income	(612)	(360)	(314)	(1,287)	(2,234)	(2,152)	(1,971)	(2,118)	(8,476)
Equity in earnings of nonconsolidated REITs	(793)	(694)	(680)	(2,167)	616	142	(147)	(147)	464
Income from discontinued operations	-	-	-	-	(669)	(662)	72	70	(1,190)
Gain on sale of assets	-	-	-	-	-	(21,590)	(1,942)	(257)	(23,789)
Non-property specific income and expenses, net	59	(14)	(87)	(42)	(1,099)	(77)	(833)	(127)	(2,136)
GAAP Property NOI	16,535	16,843	16,842	50,220	14,503	14,115	15,533	15,390	59,541
Straight-line rent	(250)	(257)	(346)	(853)	(1,171)	(781)	(838)	(379)	(3,169)
Cash Property NOI	$16,285	$16,586	$16,496	$49,367	$13,332	$13,334	$14,695	$15,011	$56,372

Franklin Street Properties Corp. Third Quarter 2008